UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): MAY 2, 2005 (APRIL 26, 2005)


                              SYSCAN IMAGING, INC.
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

       000-27773                                    59-3134518
(Commission File Number)                 (I.R.S. Employer Identification Number)

                              1772 TECHNOLOGY DRIVE
                           SAN JOSE, CALIFORNIA 95110
          (Address of Principal Executive Offices, including Zip Code)

                                 (408) 436-9888
              (Registrant's Telephone Number, including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (SEE General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425). |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).



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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

See Item 8.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the terms of the non-qualified options to purchase shares of the Company's common stock issued to the Company's executive officers in connection with the execution of employment agreements with such individuals.

Additionally, the Company issued an aggregate of 400,000 options exercisable at $0.01 per share to two of its key employees in connection with the execution of employment agreements with such individuals. One-third of such options vest on April 26, 2005, one-third shall vest on April 3, 2006 and one-third shall vest on April 2, 2007.

ITEM 8.01. OTHER EVENTS

On February 16, 2005, the independent members of the Company's board of directors approved employment agreements and stock options issuances for each of the following executive officers of the Company: Darwin Hu, Chief Executive Officer, William Hawkins, Chief Operating Officer, and David Clark, Vice President of Business Development. In connection with the entry of such employment agreements, each individual was granted options to purchase shares of the Company's common stock at an exercise price of $0.01 per share, as previously disclosed in the Company's Form 10-KSB as filed with the Securities and Exchange Commission on March 31, 2005. Below is a brief description of the material terms of each such employment agreement, a copy of all such employment agreements are attached hereto as exhibits 10.5 through 10.7.

Darwin Hu, Chief Executive Officer. On April 26, 2005, the Company entered into an employment agreement with Darwin Hu as Chief Executive Officer, the terms of which were previously approved by the independent members of the Company's board of directors. The agreement provides for an initial term of three years, an annual salary to Mr. Hu of $200,000 and an annual bonus to be determined by the Company's board of directors. In connection with the agreement, Mr. Hu was issued non-qualified options to purchase up to 1,500,000 shares of the Company's common stock at an exercise price of $0.01 per share. One-third of the options shall vest on the date of execution of the employment agreement, one-third shall vest on April 3, 2006 and one-third shall vest on April 2, 2007. The agreement also provides for the executive's ability to participate in the Company's health insurance program. In the event that Mr. Hu's employment is terminated other than with good cause, he will receive a payment of the lesser of his then remaining salary due pursuant to the employment agreement or six months of base salary at his then current annual salary. The agreement also includes a non-competition provision whereby for a period of one-year after the termination of the agreement, other than without cause by the Company, Mr. Hu has agreed not to compete directly or indirectly with the Company's business. In addition, Mr. Hu has agreed that for a period of one year from the date of termination of his employment agreement with the Company he will not contact or solicit any of the Company's customers, employees or suppliers.

William Hawkins, Chief Operating Officer. On April 26, 2005, the Company entered into an employment agreement with William Hawkins as Chief Operating Officer, the terms of which were previously approved by the independent members of the Company's board of directors. The agreement provides for an initial term of three years, an annual salary to Mr. Hawkins of $160,000 and an annual bonus to be determined by the Company's board of directors. In connection with the agreement, Mr. Hawkins was issued non-qualified options to purchase up to 1,000,000 shares of the Company's common stock at an exercise price of $0.01 per share. One-third of the options shall vest on the date of execution of the employment agreement, one-third shall vest on April 3, 2006 and one-third shall vest on April 2, 2007. The agreement also provides for the executive's ability to participate in the Company's health insurance program. In the event that Mr. Hawkins' employment is terminated other than with good cause, he will receive a payment of the lesser of his then remaining salary due pursuant to the employment agreement or six months of base salary at his then current annual salary. The agreement also includes a non-competition provision whereby for a period of one-year after the termination of the agreement, other than without cause by the Company, Mr. Hawkins has agreed not to compete directly or indirectly with the Company's business. In addition, Mr. Hawkins has agreed that for a period of one year from the date of termination of his employment agreement with the Company he will not contact or solicit any of the Company's customers, employees or suppliers.

David Clark, Senior Vice President of Business Development. On April 26, 2005, the Company entered into an employment agreement with David Clark as Senior Vice President of Business Development, the terms of which were previously approved by the independent members of the Company's board of directors. The agreement provides for an initial term of three years, an annual salary to Mr. Clark of $150,000 and an annual bonus to be determined by the Company's board of directors. In connection with the agreement, Mr. Clark was issued non-qualified options to purchase up to 800,000 shares of the Company's common stock at an exercise price of $0.01 per share. One-third of the options shall vest on the date of execution of the employment agreement, one-third shall vest on April 3, 2006 and one-third shall vest on April 2, 2007. The agreement also provides for the executive's ability to participate in the Company's health insurance program. In the event that Mr. Clark's employment is terminated other than with good cause, he will receive a payment of the lesser of his then remaining salary due pursuant to the employment agreement or six months of base salary at his then current annual salary. The agreement also includes a non-competition provision whereby for a period of one-year after the termination of the agreement, other than without cause by the Company, Mr. Clark has agreed not to compete directly or indirectly with the Company's business. In addition, Mr. Clark has agreed that for a period of one year from the date of termination of his employment agreement with the Company he will not contact or solicit any of the Company's customers, employees or suppliers.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Set forth below is a list of Exhibits included as part of this Current Report.

10.5    Employment Agreement dated April 26, 2005 between the Company and
        Darwin Hu

10.6 Employment Agreement dated April 26, 2005 between the Company and William Hawkins

10.7    Employment Agreement dated April 26, 2005 between the Company and
        David Clark



This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SYSCAN IMAGING, INC.


Date: May 2, 2005                         By:  /s/ Darwin Hu
                                          -------------------------------------
                                          Darwin Hu, Chief Executive Officer